UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware

001-34064

95-4546874

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA		90069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 19, 2009, Ticketmaster Entertainment, Inc. issued a press release announcing the company’s results for the quarter and year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.  OTHER EVENTS

See Item 2.02 above.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements include statements relating to the Company’s anticipated financial performance, business prospects, new developments and similar matters, and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions.  As such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance or results to differ materially from those in the forward-looking statements, including those risks and uncertainties related to the Company’s pending merger (the “Merger”) with Live Nation, Inc. (“Live Nation”); the Company’s ability to operate effectively as a public company following its recent spin-off from IAC; changes in economic conditions generally or in the live entertainment industry; the ability of the Company to retain existing clients and obtain new clients; Ticketmaster’s ability to maintain Ticketmaster’s brand recognition and attract and retain customers in a cost-effective manner; integration of historical and future acquisitions, including the Front Line acquisition; the Company’s ability to expand successfully in international markets; changing customer requirements and industry standards; regulatory changes; and the other risks detailed from time to time in the Company’s SEC reports, including the most recent reports on Forms 10-Q and 8-K, each as it may be amended from time to time.  The Company assumes no obligation to update these forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, Ticketmaster and Live Nation intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER, LIVE

NATION AND THE MERGER. The joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Ticketmaster or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations Department at (310) 867-7000 or by accessing Live Nation’s investor relations website at www.livenation.com/investors; or (ii) by contacting Ticketmaster’s Investor Relations Department at (310) 360-2354 or by accessing Ticketmaster’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

The proposed Merger will be submitted to Ticketmaster’s and Live Nation’s stockholders for their consideration. Live Nation will file a registration statement with the SEC, which will include a joint proxy statement/prospectus, and each of Ticketmaster and Live Nation may file other relevant documents concerning the proposed Merger. Stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Ticketmaster and Live Nation, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, http://investors.ticketmaster.com and www.livenation.com/investors.

Ticketmaster, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the Merger. Information about the executive officers and directors of Ticketmaster and the number of shares of Ticketmaster’s common stock beneficially owned by such persons is set forth in the registration statement on Form S-1 which was filed with the SEC on August 20, 2008. Information about the executive officers and directors of Live Nation and the number of shares of Live Nation’s common stock beneficially owned by such persons is set forth in the proxy statement for Live Nation’s 2008 Annual Meeting of Stockholders which was filed with the SEC on April 29, 2008. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster, Live Nation and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

 (d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, released March 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	EVP & Chief Financial Officer

Date: March 19, 2009

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release, released March 19, 2009